UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2009.

AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51728	43-1481791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clark Street St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 940-6000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operation and Financial Condition

On March 4, 2009, American Railcar Industries, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Limitation on Incorporation by Reference. The information contained in Exhibit 99.1 is being furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press releases attached as exhibits hereto, the press releases contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press releases regarding these forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Change in Executive Leadership

On March 3, 2009, James J. Unger announced his resignation as President and Chief Executive Officer (“CEO”) of American Railcar Industries, Inc. (“ARI” or the “Company”) at a meeting of the Company’s Board of Directors. The Board accepted his resignation, which shall be effective April 1, 2009. Also at the March 3, 2009 Board meeting, the Board appointed James Cowan as President and CEO of ARI, effective April 1, 2009.

Mr. Unger will cease to be an employee of ARI as of April 1, 2009 but will serve the Company as a consultant beginning on that date. In this role, Mr. Unger will report to and serve at the discretion of the Company’s Board.

Mr. Cowan, 51, has served as Executive Vice President and Chief Operating Officer of the Company since December 2005. Prior to joining ARI, Mr. Cowan spent his previous 26 years in various positions involving the engineering, construction and manufacturing of multiple steel and tubular products. From March 2003 to August 2005, Mr. Cowan served as President and Chief Operating Officer of Maverick Tube Corporation, a North American manufacturer of welded tubular steel products used in the energy industry. Prior to this position, from June 2002 to March 2003, Mr. Cowan served as President and Chief Operating Officer of Vallourec & Mannesmann Star, a French, German and Japanese joint venture and seamless manufacturer of tubular steel products.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Press release dated March 4, 2009 of American Railcar Industries, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2009

American Railcar Industries, Inc.

By: /s/ Dale C. Davies
Name: Dale C. Davies
Title: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release dated March 4, 2009 of American Railcar Industries, Inc.